Exhibit 10.7

CONSENT AND AMENDMENT NO. 2 TO CREDIT AGREEMENT

THIS CONSENT AND AMENDMENT NO. 2 TO CREDIT AGREEMENT (“Amendment”) is dated as of December 14, 2021 and is by and among INSTALLED BUILDING PRODUCTS, INC., a Delaware corporation (the “Borrower”), the financial institutions party hereto as Lenders, and BANK OF AMERICA, N.A., a national banking association, as agent for the Lenders (the “Administrative Agent”). Capitalized terms used herein but not otherwise defined herein shall have the respective meanings assigned to such terms in the Credit Agreement referred to herein below.

W I T N E S S E T H:

WHEREAS, Borrower, the other Credit Parties party thereto, the Administrative Agent and the Lenders party thereto from time are parties to that certain Credit Agreement dated as of September 26, 2019 (as amended, modified, supplemented, extended, renewed, restated or replaced, the “Credit Agreement”);

WHEREAS, Borrower has notified the Administrative Agent and Lenders that Borrower intends to incur additional Indebtedness pursuant to that certain Term Loan Credit Agreement dated as of the date hereof (the “New Term Loan Facility Credit Agreement”) by and among Installed Building Products, Inc., as the borrower, the lenders from time to time party thereto and Royal Bank of Canada (“New Term Loan Facility Administrative Agent”, and such new term loan facility, the “New Term Loan Facility”), the proceeds of which will be used to refinance the existing Term Loan Facility (as defined in the Credit Agreement immediately prior to giving effect to this Amendment);

WHEREAS, in connection with the New Term Loan Facility, the Administrative Agent is entering into that certain Third Amendment to ABL/Term Loan Intercreditor Agreement dated as of the date hereof by and among the Administrative Agent, as ABL Agent, New Term Loan Facility Administrative Agent, as Term Loan Agent, and Borrower (the “ABL/Term Loan Intercreditor Agreement Amendment”), a copy of which is attached hereto as Exhibit A, which amends in certain respects the ABL/Term Loan Intercreditor Agreement;

WHEREAS, pursuant to Section 10.12 of the Credit Agreement, no amendment of any Loan Document, including, without limitation, the ABL/Term Loan Intercreditor Agreement, is effective unless consented to by the Majority Lenders;

WHEREAS, Borrower has requested that the Administrative Agent and the Lenders (i) consent to the Administrative Agent and Borrower entering into the ABL/Term Loan Intercreditor Agreement Amendment with respect to the new Term Loan Facility and (ii) agree to amend the Credit Agreement in certain respects as more fully described herein, and the Administrative Agent and Majority Lenders have agreed to the foregoing requests, on the terms and conditions set forth herein;

NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the respective parties hereto hereby agree as follows:

1. Consent. In reliance upon the representations and warranties of Borrower set forth in Section 4 below and subject to the conditions to effectiveness set forth in Section 3 below, the Lenders party hereto hereby consent to the Administrative Agent and Borrower entering into the ABL/Term Loan Intercreditor Agreement Amendment in the form attached as Exhibit A. Except as expressly set forth herein, the foregoing consents shall not constitute (i) a modification or alteration of the terms, conditions or covenants of the Credit Agreement or any document entered into in connection therewith, or (ii) a waiver, release or limitation upon the exercise by the Administrative Agent or any Lender of any of its rights, legal or equitable, hereunder, except as to the matters to which the Administrative Agent and Lenders herein expressly consent.

2. Amendments to Credit Agreement. In reliance upon the representations and warranties of Borrower set forth in Section 4 below and subject to the conditions to effectiveness set forth in Section 3 below, the Credit Agreement is hereby amended as follows:

(a) Section 1.1 of the Credit Agreement is hereby amended by adding the following new defined term in appropriate alphabetical order:

“Amendment No. 2 Effective Date” means December 14, 2021.

(b) The following defined terms set forth in Section 1.1 of the Credit Agreement are hereby amended and restated in their entirety as follows:

“ABL/Term Intercreditor Agreement” shall mean the ABL/Term Loan Intercreditor Agreement dated as of April 13, 2017 by and among, inter alios, Bank of America (as successor “ABL Agent”), Royal Bank of Canada (as successor “Term Agent”) and each additional representative party thereto from time to time as amended, modified, supplemented, substituted, replaced or restated, in whole or in part, from time to time.

“Permitted Term Debt” shall mean (a) the Term Loan Facility Indebtedness issued on the Amendment No. 2 Effective Date, (b) any term loan incremental facilities permitted to be incurred in accordance with the Term Loan Facility Documentation as in effect as of the Amendment No. 2 Effective Date, (c) any “Credit Agreement Refinancing Indebtedness” (as defined in the Term Loan Facility Credit Agreement as in effect as of the Amendment No. 2 Effective Date) permitted to be incurred in accordance with the Term Loan Facility Documentation as in effect on the Amendment No. 2 Effective Date, and (d) any “Incremental Equivalent Debt” (as defined in the Term Loan Facility Credit Agreement as in effect as of the Amendment No. 2 Effective Date) permitted to be incurred in accordance with the Term Loan Facility Documentation as in effect on the Amendment No. 2 Effective Date.

“Term Loan Facility Administrative Agent” shall mean Royal Bank of Canada in its capacity as administrative agent under the Term Loan Facility Credit Agreement, or any successor administrative agent or collateral agent or other agent or trustee (or any similar term or designation) appointed under the Term Loan Facility and any related Term Loan Facility Documentation in accordance with the provisions thereof. Any reference to the Term Loan Facility Administrative Agent hereunder shall be deemed a reference to each Term Loan Facility Administrative Agent then in existence.

“Term Loan Facility Credit Agreement” shall mean that certain Term Loan Credit Agreement dated as of December 14, 2021 by and among the Borrower, the lenders party thereto, and the Term Loan Facility Administrative Agent, as the same may be amended, supplemented, waived or otherwise modified (or refinanced or replaced) from time to time in a manner not prohibited by the ABL/Term Intercreditor Agreement.

(c) Section 1.1 of the Credit Agreement is hereby amended by amending the definition of “Permitted Acquisition” by deleting the reference to “$66,000,000” and inserting “$50,000,000” in lieu thereof.

3. Conditions. The effectiveness of this Amendment is subject to the satisfaction of the following conditions:

(a) the Administrative Agent shall have received a copy of this Amendment executed by Borrower, together with the consent and reaffirmation attached hereto executed by each Guarantor;

(b) the Administrative Agent shall have received satisfactory evidence of the repayment in full of the existing Term Loan Facility (as defined in the Credit Agreement immediately prior to giving effect to this Amendment);

(c) the Administrative Agent shall have received an executed copy of the ABL/Term Loan Intercreditor Agreement Amendment and New Term Loan Facility Credit Agreement and all material related documents, in each case, in form and substance satisfactory to the Administrative Agent;

(d) all fees and expenses of the Administrative Agent’s legal counsel shall have been paid (to the extent invoiced in connection with this Amendment on or prior to the date hereof);

(e) no Default or Event of Default shall have occurred and be continuing or shall be caused by the transactions contemplated by this Amendment; and

(f) all proceedings taken in connection with the transactions contemplated by this Amendment and all agreements, documents, instruments and other legal matters incident thereto shall be satisfactory to the Administrative Agent and its legal counsel.

4. Representations and Warranties. To induce the Administrative Agent and Lenders to execute and deliver this Amendment, Borrower hereby represents and warrants to the Administrative Agent and Lenders that, after giving effect to this Amendment:

(a) All representations and warranties of the Credit Parties contained in the Credit Agreement and the other Loan Documents are true and correct in all material respects (provided that if any representation or warranty already includes a materiality or material adverse effect qualifier, such representation or warranty shall be true and correct in all respects) as of the date hereof, except to the extent made with respect to a specific, earlier date, in which case such representation and warranty shall have been true and correct in all material respects (provided that if any representation or warranty already includes a materiality or material adverse effect qualifier, such representation or warranty shall be true and correct in all respects) as of such earlier date;

(b) No Event of Default has occurred which is continuing;

(c) This Amendment and the Credit Agreement constitute legal, valid and binding obligations of the Borrower and each other Credit Party and are enforceable against the Borrower and each other Credit Party in accordance with their respective terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally at law or by equitable principles relating to enforceability;

(d) The execution and delivery by Borrower of this Amendment does not require the consent or approval of any Person, except such consents and approvals as have been obtained; and

(e) Borrower has delivered true, correct and complete copies of the New Term Loan Facility Credit Agreement and each other material document related to the New Term Loan Facility.

5. Post-Closing Obligation. No later than ten (10) Business Days after the date hereof (or such later date as may be agreed to by the Administrative Agent in its sole discretion), Borrower shall deliver a file stamped UCC-3 termination statement with respect to the below listed UCC-1 financing statement, which shall be in form and substance satisfactory to the Administrative Agent.

Debtor	Filing Date	Secured Party	Collateral Description
201334263023 (Debtor: AMD Distribution Inc.)	10/23/13	Certainteed Corporation	All assets

6. Acknowledgment and Reaffirmation of Loan Documents. Borrower, on behalf of each Credit Party, hereby ratifies, affirms, acknowledges and agrees that (i) the Credit Agreement and the other Loan Documents to which they are a party represent the valid, enforceable and collectible obligations of such Credit Party, and further acknowledges that there are no existing claims, defenses, personal or otherwise, or rights of setoff whatsoever with respect to the Credit Agreement or any other Loan Document, (ii) this Amendment in no way acts as a release or relinquishment of the Liens and rights securing payment of the Obligations, (iii) the Liens and rights securing payment of the Obligations are hereby ratified and confirmed in all respects and (iv) the Agreement and each of the other Loan Documents to which such Credit Party is a party shall continue to remain in full force and effect.

7. Release.

(a) In consideration of the agreements of the Administrative Agent and Lenders contained and/or described herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Borrower, on behalf of each Credit Party and each of its successors, assigns, and other legal representatives, hereby absolutely, unconditionally and irrevocably releases, remises and forever discharges the Administrative Agent and Lenders and their successors and assigns, and their present and former shareholders, affiliates, subsidiaries, divisions, predecessors, directors, officers, attorneys, employees, agents and other representatives (the Administrative Agent, Lenders and all such other Persons being hereinafter referred to collectively as the “Releasees” and individually as a “Releasee”), of and from all known demands, actions, causes of action, suits, controversies, damages and any and all other known claims, counterclaims, defenses, rights of set-off, demands and liabilities whatsoever (individually, a “Claim” and collectively, “Claims”) of every name and nature, both at law and in equity, each Credit Party or any of its successors, assigns, or other legal representatives may now own, hold, have or claim to have against the Releasees or any of them for, upon, or by reason of any circumstance, action, cause or thing whatsoever which arises at any time on or prior to the day and date of this Amendment for or on account of, or in relation to, or in any way in connection with any of the Credit Agreement, or any of the other Loan Documents or transactions thereunder or related thereto.

(b) Borrower, on behalf of each Credit Party, understands, acknowledges and agrees that the release set forth above may be pleaded as a full and complete defense and may be used as a basis for an injunction against any action, suit or other proceeding which may be instituted, prosecuted or attempted in breach of the provisions of such release.

8. Miscellaneous.

(a) Lender Authorization. By executing and delivering this Amendment, the undersigned Lenders, which constitute Majority Lenders, hereby authorize and direct the Administrative Agent to enter into the ABL/Term Loan Intercreditor Agreement Amendment.

(b) Expenses. Borrower, on behalf of each Credit Party, hereby agrees that all expenses incurred by the Administrative Agent and Lenders in connection with the preparation, negotiation and closing of the transactions contemplated hereby, including without limitation reasonable attorneys’ fees and expenses shall be part of the Obligations.

(c) Loan Document. Borrower, on behalf of each Credit Party, hereby acknowledges and agrees that this Amendment constitutes a Loan Document.

(d) Governing Law. This Amendment shall be a contract made under and governed by the internal laws of the State of New York.

(e) Severability. Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

(f) Counterparts. This Amendment may be executed in one or more counterparts, each of which shall constitute an original, but all of which taken together shall be one and the same instrument. Delivery by telecopy or electronic portable document format (i.e., “pdf”) transmission of executed signature pages hereof from one party hereto to another party hereto shall be deemed to constitute due execution and delivery by such party.

(g) Ratification. The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions of the Credit Agreement and shall not be deemed to be a consent to the modification or waiver of any other term or condition of the Credit Agreement. Except as expressly modified and superseded by this Amendment, the terms and provisions of the Credit Agreement are ratified and confirmed and shall continue in full force and effect.

(h) Reference. Any reference to the Credit Agreement contained in any document, instrument or agreement executed in connection with the Credit Agreement shall be deemed to be a reference to the Credit Agreement as modified by this Amendment.

(i) Successors. This Amendment shall be binding upon the Credit Parties, the Administrative Agent, Lenders and their respective successors and assigns, and shall inure to the benefit of the Credit Parties, the Administrative Agent, Lenders and their respective successors and assigns.

[Signature page to follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the date first set forth above.

BORROWER:	INSTALLED BUILDING PRODUCTS, INC.

	By:	/s/ Michael T. Miller
Name: Michael T. Miller
Title: Executive Vice President and Chief Financial Officer

Signature Page to Consent and Amendment No. 2 to Credit Agreement

ADMINISTRATIVE AGENT AND A LENDER:	BANK OF AMERICA, N.A.

	By:	/s/ Brian Scawinski
Name: Brian Scawinski
Title: Vice President

Signature Page to Consent and Amendment No. 2 to Credit Agreement

LENDERS:	KEYBANK NATIONAL ASSOCIATION, as a Lender

	By:	/s/ Linda Skinner
Name: Linda Skinner
Title: VP

Signature Page to Consent and Amendment No. 2 to Credit Agreement

LENDERS CONT’D:	PNC BANK, NATIONAL ASSOCIATION, as a Lender

	By:	/s/ Brian Klingshirn
Name: Brian Klingshirn
Title: Vice President

Signature Page to Consent and Amendment No. 2 to Credit Agreement

LENDERS CONT’D:	U.S. BANK NATIONAL ASSOCIATION, as a Lender

	By:	/s/ Ari Kaplan
Name: Ari Kaplan
Title: Senior Vice President

Signature Page to Consent and Amendment No. 2 to Credit Agreement

LENDERS CONT’D:	NORTHWEST BANK,
as a Lender

	By:	/s/ C. Forrest Tefft
	Name:	C. Forrest Tefft
	Title:	Senior Vice President

Signature Page to Consent and Amendment No. 2 to Credit Agreement

CONSENT AND REAFFIRMATION

Each of the undersigned (each a “Guarantor” and collectively, “Guarantors”) hereby (i) acknowledges receipt of a copy of the foregoing Consent and Amendment to Credit Agreement (the “Amendment”); (ii) consents to Borrower’s execution and delivery of the Amendment; (iii) agrees to be bound by the Amendment; and (iv) reaffirms that all Loan Documents (as amended by the Amendment) to which the undersigned is a party shall continue to remain in full force and effect. Although such Guarantor has been informed of the matters set forth in the Amendment and has acknowledged and agreed to same, such Guarantor understands that the Administrative Agent has no obligation to inform such Guarantor of such matters in the future or to seek any Guarantor’s acknowledgment or agreement to future amendments, waivers or consents, and nothing herein shall create such a duty.

[Signature pages to follow]

Signature Page to Consent and Amendment No. 2 to Credit Agreement

IN WITNESS WHEREOF, the parties hereto have caused this Consent and Reaffirmation to be duly executed and delivered by their proper and duly authorized officers as of the date first set forth above.

A+ INSULATION OF KANSAS CITY, LLC

ACCURATE INSULATION LLC

ACCURATE INSULATION OF COLORADO, LLC

ACCURATE INSULATION OF DELAWARE, LLC

ACCURATE INSULATION OF UPPER MARLBORO, LLC

ADVANCED FIBER, LLC

ADVANCED INSULATION, LLC

ALL CONSTRUCTION SERVICES, LLC

ALL IN ONE & MOORE BUILDING SYSTEMS, LLC

ALPINE INSULATION I, LLC

AMERICAN INSULATION & ENERGY SERVICES, LLC

ANY SEASON INSULATION, LLC

APPLE VALLEY INSULATION, A BDI COMPANY, INC.

ASTRO INSULATION OF ILLINOIS, LLC

BAYTHERM INSULATION, LLC

BDI INSULATION OF IDAHO FALLS, INC.

BDI INSULATION OF SALT LAKE, L.L.C.

BIG CITY INSULATION, INC.

BIG CITY INSULATION OF IDAHO, INC.

B-ORGANIZED INSULATION, LLC

BROKEN DRUM OF BAKERSFIELD, INC.

BROKEN DRUM INSULATION VISALIA, INC.

BUILDERS INSTALLED PRODUCTS OF MAINE, LLC

BUILDERS INSTALLED PRODUCTS OF NEW HAMPSHIRE, LLC

BUILDERS INSTALLED PRODUCTS OF NEW YORK, LLC

By:	/s/ Michael T. Miller
Name: Michael T. Miller
Title:	Executive Vice President and
Chief Financial Officer

Signature Page to Consent and Amendment No. 2 to Credit Agreement

BUILDERS INSTALLED PRODUCTS OF VERMONT, LLC

BUILDING MATERIALS FINANCE, INC.

CLS INSULATION, LLC

CORNHUSKER INSULATION, LLC

C.Q. INSULATION, INC.

EAST COAST INSULATORS II, LLC

EASTERN CONTRACTOR SERVICES LIMITED LIABILITY COMPANY

ECOLOGIC ENERGY SOLUTIONS, LLC

EDWARDS/MOONEY & MOSES, LLC

ELITE SPRAY FOAM OF LAS VEGAS, LLC

EMPER HOLDINGS, LLC

ENERGY SAVERS OF LOUISVILLE, LLC

EXPERT INSULATION OF MINNESOTA, LLC

FIBERCLASS INSULATION, LLC

FIRST STATE BUILDING PRODUCTS, LLC

FORT WAYNE URETHANE, LLC

GARAGE DOOR SYSTEMS, LLC

GOLD INSULATION, INC.

GREEN STAR PLUS INSULATION, LLC

G-T-G, LLC

GULF COAST INSULATION, LLC

HINKLE INSULATION & DRYWALL COMPANY, INCORPORATED

HORIZON ELECTRIC SERVICES, LLC

IBHL A HOLDING COMPANY, INC.

IBHL B HOLDING COMPANY, INC.

IBHL II-A HOLDING COMPANY, INC.

IBHL II-B HOLDING COMPANY, INC.

IBP ARCTIC EXPRESS, LLC

IBP ASSET, LLC

IBP ASSET II, LLC

IBP CORPORATION HOLDINGS, INC.

IBP EXTERIORS, INC.

By:	/s/ Michael T. Miller
Name: Michael T. Miller
Title:	Executive Vice President and
Chief Financial Officer

Signature Page to Consent and Amendment No. 2 to Credit Agreement

IBP HOLDINGS, LLC

IBP HOLDINGS II, LLC

IBP OF MANSFIELD, LLC

IBP OF OKLAHOMA, LLC

IBP OF SAN ANTONIO, LLC

IBP OF TOLEDO, LLC

IBP TEXAS ASSETS I, LLC

IBP TEXAS ASSETS II, LLC

IBP TEXAS ASSETS III, LLC

INSTALLED BUILDING PRODUCTS, LLC

INSTALLED BUILDING PRODUCTS II, LLC

INSTALLED BUILDING PRODUCTS OF HOUSTON, LLC

INSTALLED BUILDING PRODUCTS OF MAINE, LLC

INSTALLED BUILDING PRODUCTS—PORTLAND, LLC

INSTALLED BUILDING SOLUTIONS II, LLC

INSULATION NORTHWEST, LLC

INSULATION WHOLESALE SUPPLY, LLC

INSULVAIL, LLC

KEY INSULATION OF AUSTIN, LLC

KEY INSULATION OF SAN ANTONIO, LLC

LAKESIDE INSULATION, LLC

LAYMAN BROTHERS INSULATION, LLC

LKS TRANSPORTATION, LLC

LOVEDAY INSULATION, LLC

M&D INSULATION, LLC

MAP INSTALLED BUILDING PRODUCTS OF SAGAMORE, LLC

MAP INSTALLED BUILDING PRODUCTS OF SEEKONK, LLC

MARV’S INSULATION, INC.

By:	/s/ Michael T. Miller
Name: Michael T. Miller
Title:	Executive Vice President and Chief Financial Officer

Signature Page to Consent and Amendment No. 2 to Credit Agreement

METRO HOME INSULATION, LLC

MID SOUTH CONSTRUCTION AND BUILDING PRODUCTS, INC.

MIG BUILDING SYSTEMS, LLC

MIG BUILDING SYSTEMS OF EAST SYRACUSE, LLC

MOMPER INSULATION OF CROWN POINT, LLC

MOMPER INSULATION OF ELKHART, LLC

MOMPER INSULATION OF FORT WAYNE, LLC

NORTHWEST INSULATION, LLC

OJ INSULATION HOLDINGS, INC.

PACIFIC PARTNERS INSULATION NORTH, A BDI COMPANY, LLC

PACIFIC PARTNERS INSULATION SOUTH, A BDI COMPANY, LLC

PARKER INSULATION AND BUILDING PRODUCTS, LLC

PEG, LLC

RAJAN, LLC

ROCKET INSULATION, LLC

ROCKFORD INSULATION, LLC

SIERRA INSULATION CONTRACTORS II, LLC

SOUTHERN INSULATORS, LLC

SPEC 7 INSULATION CO., LLC

SUBURBAN INSULATION, INC.

SUPERIOR INSULATION, LLC

SUPERIOR INSULATION SERVICES, LLC

TCI CONTRACTING, LLC

TCI CONTRACTING OF CHARLESTON, LLC

TCI CONTRACTING OF HILTON HEAD, LLC

TCI CONTRACTING OF KENTUCKY, LLC

By: /s/ Michael T. Miller
Name: Michael T. Miller
Title: Executive Vice President and
Chief Financial Officer

Signature Page to Consent and Amendment No. 2 to Credit Agreement

TCI CONTRACTING OF MEMPHIS, LLC

TCI CONTRACTING OF NASHVILLE, LLC

TCI CONTRACTING OF THE GULF, LLC

THERMAL CONTROL INSULATION, LLC

THERM-CON OF TENNESSEE, LLC

TIDEWATER INSULATORS, LLC

TOWN BUILDING SYSTEMS, LLC

TRADEMARK ROOFING COMPANY, INC.

TRADEMARK SEAMLESS GUTTER COMPANY, INC.

U.S. INSULATION CORP.

WATER-TITE COMPANY, LLC

WILSON INSULATION COMPANY, LLC

By: /s/ Michael T. Miller
Name: Michael T. Miller
Title: Executive Vice President and
Chief Financial Officer

Signature Page to Consent and Amendment No. 2 to Credit Agreement

ALPHA INSULATION & WATER PROOFING

COMPANY ALPHA INSULATION & WATER

PROOFING, INC. DIVISION 7 8 9 SUPPLY, LLC

TRILOK INDUSTRIES, INC.

By: /s/ Michael T. Miller
Name: Michael T. Miller
Title: Executive Vice President and
Chief Financial Officer

Signature Page to Consent and Amendment No. 2 to Credit Agreement

GOLD STAR INSULATION, L.P.

By: Gold Insulation, Inc., its General Partner

By: /s/ Michael T. Miller
Name: Michael T. Miller
Title: Executive Vice President and Chief Financial Officer

OJ INSULATION, L.P.

By: OJ Insulation Holdings, Inc., its General Partner

By: /s/ Michael T. Miller
Name: Michael T. Miller
Title: Executive Vice President and Chief Financial Officer

Signature Page to Consent and Amendment No. 2 to Credit Agreement

5 STAR BUILDING PRODUCTS, LLC

5 STAR BUILDING PRODUCTS OF SOUTHERN UTAH, LLC

ALERT INSULATION OF CALIFORNIA, LLC

ALPINE CONSTRUCTION OF COLORADO, LLC

AMD DISTRIBUTION SERVICES, LLC

ASTER CONTRACTORS HOLDINGS, LLC

CFI INSULATION, INC.

I.W. INTERNATIONAL INSULATION INCORPORATED

IBP LEGACY GLASS & SUPPLY, LLC

IBP LOGISTICS, LLC

IBP RATING SERVICES, LLC

INSTALLED BUILDING PRODUCTS – PANHANDLE, LLC

INSTALLED BUILDING PRODUCTS DISTRIBUTION SERVICES, LLC

INSTALLED BUILDING PRODUCTS OF FORT MYERS, LLC

INSTALLED BUILDING PRODUCTS OF JACKSONVILLE, LLC

INSTALLED BUILDING PRODUCTS OF MIAMI, LLC

INSTALLED BUILDING PRODUCTS OF TAMPA, LLC

INSTALLED BUILDING PRODUCTS OF UTAH, LLC

INSTALLED BUILDING PRODUCTS OF WEST PALM, LLC

INSULATION CONTRACTORS OF WASHINGTON, LLC

MID-ATLANTIC INSULATION, LLC

NORKOTE OF WASHINGTON, LLC

PREMIER BUILDING SUPPLY SLC, LLC

PREMIER BUILDING SUPPLY, LLC

ROYALS COMMERCIAL OF MARYLAND, LLC

SCE OF CHICAGO, LLC

WEATHERSEAL COMPANY, LLC

By: /s/ Michael T. Miller
Name: Michael T. Miller
Title: Executive Vice President and
Chief Financial Officer

Signature Page to Consent and Amendment No. 2 to Credit Agreement